Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge Announces Retirement of CFO Drew Burke

WHITE PLAINS, NY – May 19, 2016 – Bunge Limited (NYSE: BG) today announced that Drew Burke, Chief Financial Officer, is retiring effective December 31, 2016. The company plans to name a successor before the end of the year, and is conducting a search that will consider both internal and external candidates.

“For the past 14 years and in several roles, Drew has made great contributions to Bunge’s growth and success,” said Soren Schroder, CEO, Bunge Limited. “As CFO, he has helped create shareholder value by driving efficient portfolio management, financial discipline and prudent allocation of capital. His financial expertise, deep knowledge of the business and strong leadership have made him a highly valued advisor and member of our team. We wish him all the best in his retirement.”

Mr. Burke said “I’m proud of what we’ve accomplished as a team at Bunge over the past 14 years. This was a difficult personal decision for me, as it’s an exciting time for the company. I’ll be staying on until the end of the year to assure a smooth transition, and am confident that with the strategic plan and talented team we have, Bunge will capitalize on excellent growth opportunities ahead.”

Mr. Burke was named Chief Financial Officer in February 2011, having served as interim Chief Financial Officer since September 2010. He joined Bunge in 2002 as Managing Director, Soy Ingredients and New Business Development. Previously, he was CEO of the U.S. subsidiary of Degussa AG and worked for Beecham Pharmaceuticals and Price Waterhouse & Company.

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 35,000 employees.  Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America.  Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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